                                   CONTRACT
                                   --------

THIS CONTRACT, made and entered into this 6th day of February, 1996, between Clark County, a political subdivision of the State of Nevada, hereinafter referred to as the "OWNER" and Meadow Valley Contractors, Inc., (a Corporation organized and existing under the laws of the State of Nevada), (a Partnership
consisting of     N/A       ), (an individual trading as   N/A   of the City of
              --------------                             -------
   N/A     in the State of     N/A    ), hereinafter referred to as the
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"CONTRACTOR".


WITNESSETH:  That the said CONTRACTOR having been awarded


         The Contract for the construction of the 7R/25L RUNWAY EXTENSION, Las Vegas, Nevada.


in accordance with the Bid therefore and for and in consideration of the promises and of the covenants and agreements, and of the payments herein specified, to be made and performed by the CONTRACTOR and the OWNER, the CONTRACTOR hereby covenants and agrees to and with the OWNER to undertake and execute all of the said named Work, in a good, substantial and workmanlike manner, and to furnish all the materials and all the tools and labor necessary to properly perform and complete the Work ready for use, in strict accordance with all the provisions of the Contract including the following Exhibits attached hereto and made a part hereof:


         Invitation to Bid

         Bid

         Contract

         Exhibit "B" - Special Conditions

         Exhibit "A" - General Conditions

         Exhibit "C" - Compensation Conditions

         Exhibit "D" - Addenda


                                                               Contract No. 2004
Bid Document                                                            Contract
December 8, 1995                                                    Page 1 of 11


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        Exhibit "E" - Technical Specifications

        Exhibit "F" - List of Drawings

        Contract Drawings

and accept as full compensation for the satisfactory performance of this Contract the sum of FIFTEEN MILLION FOUR HUNDRED SIXTY-FIVE THOUSAND SIX HUNDRED NINETEEN DOLLARS AND TWENTY CENTS ($15,465,619.20), which includes the base bid amount.

The prices named in the Bid are for the completed Work, and include the furnishing of all materials and all labor, tools, and appliances and all expense, direct or indirect, connected with the proper execution of the Work and of maintaining the same until it is accepted by the OWNER. In the event that unit prices are included in the base bid amount, the sum stated above is an estimated total Contract amount. Full compensation will be based upon the amount or number of each unit of work approved by the OWNER as satisfactorily completed in accordance with the Contract, multiplied by the applicable unit price set forth in the Bid.

The CONTRACTOR shall commence the Work to be performed under this Contract on the date set by the OWNER in the written Notice to Proceed, continuing the Work with diligence and shall complete the entire Work in accordance with ATTACHMENT NO. TWO TO BID, MILESTONE AND LIQUIDATED DAMAGES DATA. Further, in the event interim milestone completion dates are established in the above ATTACHMENT NO. TWO TO BID for separable portions of the Work, the CONTRACTOR agrees to complete said separable portions of the Work in accordance with said milestone dates.

CONTRACTOR acknowledges that the time for completion of the Work is sufficient for it to perform all the Work. In case of failure on the part of the CONTRACTOR to complete the Work within the time(s) specified in the Contract, or within such additional time(s) as may be granted by formal action of the Board of County Commissioners or fails to prosecute the Work, or any separable part thereof, with such diligence as will

                                                            Contract No. 2004
Bid Document                                                         Contract
December 8, 1995                                                 Page 2 of 11
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insure its completion within the time(s) specified in the Contract or any extensions thereof, the CONTRACTOR shall pay to the OWNER, as liquidated damages, the sum(s) indicated in ATTACHMENT NO. TWO TO BID if so established therein for milestone completion dates of separable parts of the Work and the final completion of the Work.

The Award of this Contract is subject to the condition precedent that the CONTRACTOR provide a Performance Bond and a Labor and Material Payment Bond as required by the Contract Documents.

IN WITNESS WHEREOF, the Board of County Commissioners of Clark County, Nevada, has authorized it's Director of Aviation to execute this Contract on behalf of the said OWNER, and the CONTRACTOR has hereunto set his hand and seal the day and year above written.

                                  CLARK COUNTY, NEVADA

                                  BY: /s/ Robert N. Broadbent
                                     ---------------------------------
                                       ROBERT N. BROADBENT
                                       Director of Aviation

NOTE: Witnesses not required for corporation, but Corporate Certificate must be complete. Two witnesses required for Partnerships and Individuals. Partnerships must complete Partnership Certificate
                           -----------------------

---------------------------       MEADOW VALLEY CONTRACTORS, INC.
WITNESS
                                       (CONTRACTOR)

                                  BY: [SIGNATURE APPEARS HERE]
---------------------------          ---------------------------------
WITNESS                                -SEAL-

                                                              Contact No. 2004
Bid Document                                                          Contract
December 8, 1995                                                  Page 3 of 11